UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2012

GREENESTONE HEALTHCARE CORPORATION
(Exact name of registrant as specified in its charter)

Colorado	000-15078	84-1227328
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Suite 300, 5734 Yonge Street North York, Ontario, Canada	M2M 4E7
(Address of principal executive offices)	(Zip Code)

(416) 222-5501
Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Item 8.01.          Other Events.

On May 18, 2012, Nova Natural Resources Corporation (the “Company”) received approval from FINRA for the following two corporate changes:

(1)       changing the Company’s name to Greenestone Healthcare Corporation; and

(2)       changing the Company’s trading symbol to “GRST.OB”.

Both changes will become effective at the open of business on May 21, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENESTONE HEALTHCARE
CORPORATION

Date:	May 18, 2012	By:	/s/ Shawn Leon
Shawn Leon, President & C.E.O.